LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2021
Equity [abstract]
Schedule of loss per share

The following table presents GFL’s loss per share for the periods indicated:

	December 31, 2021	December 31, 2020(1)
Net loss	$(606.8)	$(1,102.4)
Less: amounts attributable to preferred shareholders	53.6	13.7
Adjusted net loss	$(660.4)	$(1,116.1)
Weighted and diluted weighted average number of shares outstanding	361,566,007	360,383,291
Basic and diluted loss per share	$(1.83)	$(3.10)

(1)

Subsequent to the original issuance of the December 31, 2020 annual consolidated financial statements, GFL determined the mark-to-market loss on Purchase  Contracts should not be treated as a temporary difference for deferred income tax purposes. As a result, to correct this immaterial error, deferred income tax liabilities increased by $107.5 million to $573.5 million and income tax recovery decreased by $107.5 million to $253.4 million for the year ended December 31, 2020.